UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   June 30,  2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Semi-Annual Report

June 30, 2009

Advisor: Potkul Capital Management LLC

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

Dear Fellow Shareholders,

The Bread & Butter Fund (BABFX) returned 5.23% (unaudited) compared to 1.78% for the S&P 500 Index over the six month period ending June 30, 2009. The net asset value began the year at $8.42 and closed the period at $8.86.

From the beginning of the year to March 9th, the stock and credit markets were in freefall.  Total panic and fear engulfed investors as the S&P 500 Index plunged 25%.  Since the stock market indices bottomed in early March, it has rebounded 50%. Currently, the S&P 500 Index is in the midst of the largest rally ever recorded off a low. Sentiment has evolved from one of extreme pessimism to one of effervescent hope to now one of bullish acceptance in a relatively short time frame. Since the Fund carried a higher than normal cash position, the Fund was able to add to our core holdings at extremely attractive prices.  As I have said in the past, the Fund will hold elevated levels of cash if there is a lack of securities that meet our strategy.

Over the six month period ended June 30, 2009, the Fund added to its core holdings in (L) Loews Corp. and Berkshire Hathaway (BRKB) as well as American National Insurance. In addition the Fund initiated new positions in National Western Life Insurance (NWLI), Mirant Corp. (MIR) and Olin Corp. (OLN).

National Western Life Insurance was purchased at a greater than 60% discount to its book value. The company is run in a conservative fashion and recently S&P increased the rating to A (excellent). Mirant Corp. was purchased at about a 50% discount to book value. Uncertainty surrounding cap and trade and coal fired baseload plants have raised some questions about the long term value of coal plants.  I believe the share price more than discounted such concerns. Lastly, Olin Corp. was purchased at a price not seen in decades as well as at a discount to replacement cost. Olin is in the commodity chemical (Chlor Alkali) and ammo business (Winchester). It is a well managed company with a solid balance sheet and fully funded pension.

The Fund sold shares in American Express, Montpelier RE Holdings, Teekay Corp. and Time Warner Inc. In the case of Teekay, the share prices met our price objective.  Montpelier RE Holdings and Time Warner were sold to raise cash for more attractive opportunities at the time. Finally, American Express was sold prematurely as it has rebounded above our sell price. The recent volatility in the markets distorted prices beyond fundamental valuations where the AMEX share price was pushed into our sell zone.

For the six month period ending June 30, 2009, the key positive contributors to the Fund’s return were El Paso, HRPT Preferreds, Manpower, Pfizer and Rowan. Conversely, the key holdings that detracted the most from the Fund’s return over the same period were ConocoPhillips, Walmart and White Mountains.

With the stock market rallying 50% since its most recent bottoming in March 2009, the valuation metrics I have used in the past such as the Q-Ratio and total stock market value to GDP have bounced off undervalued levels to more fairly priced levels. During the panic days of February – March, the market clearly offered us undervalued opportunities to invest. Our list of undervalued securities has fallen sharply as the market has rallied, but I continue to monitor our stock wish list waiting for the right entry prices. I believe that the price you pay matters when determining the long term rate or return of an investment. It is important to get a favorable entry price in order to outperform our benchmark, the S&P 500 Index.

Some Current Market Observations

The US government is in the midst of a debt bubble. The treasury has been issuing a vast supply of treasuries to fund the current bailout schemes and deficits. The federal budget deficit is expected to exceed $1.8 trillion for the fiscal year ending September. To put this into perspective, the annual federal deficit to GDP will be 13%. Historically, the only other time this occurred was during World War II so we are in unchartered territory. Tax collections have fallen short, which means that a large portion of the budget will have to be funded by issuing US treasury debt. As part of the Fed’s quantitative easing policy, the Fed will buy up to $300 billion in treasuries and $1.25 trillion in agency paper. In simple terms this means the Fed will be printing money out of thin air. This is another example of how reckless Fed monetary policies have become.  This is the same Fed that had no foresight to take action in order to dampen the biggest housing and credit bubble ever facing the US even though the FBI stated as early as 2004 there was a mortgage fraud epidemic across America. How many times can the Fed go to the well before the unintended consequences become salient? Time after time the Fed has relied on monetary policies to solve the economies ills. Unfortunately, this has led to asset bubble after asset bubble. The economy’s normal process to handle such excesses and economic imbalances has been through recessions. Economic and monetary policies that continually promote borrowing and spending our way to false prosperity has prevented this corrective process from running its course. Consequently, we are surrounded by malinvestment and excess capacity in nearly all sectors related to consumer spending, housing, banking, retail space, retailers and discretionary goods.

Another debt implosion may just be around the corner. As we all witnessed the recent implosion of Fannie Mae and Freddie Mac, the next financial bubble to inflate is called the Federal Housing Administration (FHA) and Ginnie Mae or the Government National Mortgage Association. Fannie Mae at its bubble peak was levered 73 to 1 and continues to be a black hole requiring continuous tax payer funding.  This is an excerpt from the latest Fannie Mae earnings release:

Total nonperforming loans in our guaranty book of business were $171.0 billion on June 30, 2009, compared with $144.9 billion on March 31, 2009, and $119.2 billion on December 31, 2008.

We had a net worth deficit of $10.6 billion as of June 30, 2009. As noted above, the Director of FHFA has requested $10.7 billion of funds from the Treasury on our behalf under the terms of the senior preferred stock purchase agreement to eliminate our net worth deficit as of June 30, 2009, which would avoid a trigger of mandatory receivership under the Federal Housing Finance Regulatory Reform Act of 2008. On June 30, 2009, the Treasury provided to us $19.0 billion under the terms of the senior preferred stock purchase agreement to cure our net worth deficit as of March 31, 2009. As a result of this draw, the aggregate liquidation preference of the senior preferred stock increased from $16.2 billion to $35.2 billion as of June 30, 2009. It will increase to $45.9 billion upon the receipt of funds from the Treasury to eliminate our second-quarter 2009 net worth deficit.

Due to current trends in the housing and financial markets, we expect to have a net worth deficit in future periods, and therefore will be required to obtain additional funding from the Treasury pursuant to the senior preferred stock purchase agreement.

It is not a pretty picture at Fannie Mae. It appears that FHA which is the US government’s home mortgage insurer along with Ginnie Mae continue in the footsteps of the excessive lax lending practices that built Fannie Mae and Freddie Mac into a gargantuan black hole. According to a recent HUD Inspector General report dated June 18, the default rate on insured loans by the FHA is 7%.  Also included in the report was that the FHA’s reserve fund had fallen to 3% from 6.4% in 2007 meaning that the FHA is levered 33 to 1. As high as when Bear Stearns imploded. Even though most private lenders are now requiring 10-20% down payments, the FHA requires only a 3.5% down payment.  Our political leaders lack the fortitude to do the right thing, but continue to squander away the citizen’s assets in order to pander to special interests.

The Bread & Butter Fund is approaching its 4th anniversary. I would like to extend my thanks to my fellow shareholders for your confidence in the Fund. I will continue to adhere to the Funds strict contrarian value strategy that helped the Fund be a top performer in the Multi-Cap Value category according to Lipper and be recognized by Morningstar as a five star fund in the mid-cap value category.  As always feel free to contact me if you have any comments or questions at james@breadandbutterfund.com or 973-331-1000.

 One last point I would like to leave you with: In 1720 Sir Isaac Newton lost millions in today’s currency in the South Sea Bubble. The following is a reference Newton made to describe his South Sea losses.

 “I can calculate the motions of the heavenly bodies, but I cannot calculate the madness of the people.”

Respectfully Submitted,

James B. Potkul

President – Chief Investment Officer

The discussion of Fund investments represent the views of the Fund’s manager at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

                             BREAD & BUTTER FUND, INC.

                        *Top Ten Holdings and Asset Allocation

                                June 30, 2009

                                 (Unaudited)

     Top Ten holdings

     Asset Allocation

      (% of Net Assets)

 (% of Net Assets)

============================               ===============================

Loews Corp.               14.14%

       Diversified Holding Cos. 20.12%

Phillip Morris

       Fire, Marine, &

International, Inc.        6.86%

 Casualty Insurance       13.06%

Berkshire Hathaway, Inc.   5.98%

 Consumer Products        11.93%

Rowan Companies, Inc.      5.70%

       Oil & Gas Exploration/Pro 9.34%

American National

Insurance Co.              5.20%           Oil Field Services        7.41%

Diageo Plc.                5.07%           REIT Preferreds           4.29%

Mitsubishi UFJ Financial   3.62%           Financial Services        3.62%

Pfizer Inc.                3.54%           Healthcare/Pharmaceutical 3.54%

El Paso Corp.

   3.18%

 Retail                    2.86%

Mercer Insurance

 Media Entertainment       2.60%

Group Inc.

   3.13%

  =======

 Electric Services         2.32%

  56.42%

 Life Insurance            2.30%

 Business Services         2.08%

 Chemicals & Allied

 Products

   1.75%

 Short-Term Investments   10.98%

 Other assets

                                           Less liabilities, net     1.80%

                                     =========

                         100.00%

                                                    BREAD & BUTTER FUND

                                                        PORTFOLIO ANALYSIS

                                                           JUNE 30, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Bread & Butter Fund
	Schedule of Investments
	June 30, 2009 (Unaudited)

Shares		Value

COMMON STOCKS - 87.22%

Business Services - 2.08%
500	Manpower Inc.	$ 21,170

Chemicals & Allied Products - 1.75%
1,500	Olin Corp.	17,835

Consumer Products - 11.93%
900	Diageo Plc ADR	51,525
1,600	Phillip Morris International, Inc.	69,792
		121,317
Diversified Holding Cos. - 20.12%
21	Berkshire Hathaway, Inc. Class B *	60,810
5,250	Loews Corp.	143,850
		204,660
Electric Services - 2.32%
1,500	Mirant Corp. *	23,610

Life Insurance - 2.30%
200	National Western Life Insurance Co. Class A *	23,350

Financial Services - 3.62%
6,000	Mitsubishi UFJ Financial ADR *	36,840

Healthcare-Pharmaceutical - 3.54%
2,400	Pfizer, Inc.	36,000

Fire, Marine & Casualty Insurance - 13.06%
700	American National Insurance Co.	52,906
2,000	CNA Financial Corp. *	30,940
2,000	Mercer Insurance Group, Inc.	31,800
75	White Mountain Insurance Group	17,168
		132,814
Media Entertainment - 2.60%
2,500	News Corp. Class B	26,425

Oil & Gas Exploration\Production - 9.34%
550	Conocophillips	23,133
3,500	El Paso Corp.	32,305
400	Encana Corp.	19,788
1,000	Statoilhydro Asa ADR	19,770
		94,996
Oil Field Services - 7.41%
500	Ensco International, Inc.	17,435
3,000	Rowan Companies, Inc. *	57,960
		75,395
REIT Preferreds - 4.29%
1,000	HRPT Properties Trust 8.75% Class B	17,920
2,000	HRPT Properties Trust 6.50% Class D *	25,720
		43,640
Retail - 2.86%
600	Walmart Stores, Inc.	29,064

TOTAL FOR COMMON STOCKS (Cost $977,719) - 87.22%		887,116

SHORT TERM INVESTMENTS - 10.98%
111,683	Fidelity Institutional Money Market Portfolio (Cost $111,683) 0.77%**	111,683

TOTAL INVESTMENTS (Cost $1,089,402) - 98.20%		998,799

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.80%		18,278

NET ASSETS - 100.00%		$ 1,017,077

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2009.
ADR - American Depository Reciept
The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $1,089,402)	$ 998,799
Receivables:
Dividends and Interest	1,548
Securities Sold	18,000
Total Assets	1,018,347
Liabilities:
Accrued Management Fees	907
Other Accrued Expenses	363
Total Liabilities	1,270

Net Assets	$ 1,017,077

Net Assets Consist of:
Paid In Capital	$ 1,177,624
Accumulated Undistributed Net Investment Income	7,152
Accumulated Undistributed Realized Loss on Investments	(77,096)
Unrealized Depreciation in Value of Investments	(90,603)
Net Assets, for 114,746 Shares Outstanding	$ 1,017,077

Net Asset Value Per Share	$ 8.86

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Operations
For the six months ended June 30, 2009 (Unaudited)
.

Investment Income:
Dividends (net of $333 of foreign tax withheld)	$ 12,913
Interest	353
Total Investment Income	13,266

Expenses:
Advisory Fees (Note 2)	4,560
Transfer Agent Fees	3,000
Custody Fees	1,673
Printing & Postage Fees	394
Professional Fees	5,500
Insurance Fees	300
Registration Fees	1,252
Software Fees	305
Director Fees	25
Miscellaneous Fees	981
Total Expenses	17,990
Less fees waived and expenses reimbursed by Advisor (Note 2)	(11,606)
Net Expenses	6,384

Net Investment Income	6,882

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(55,304)
Net Change in Unrealized Depreciation on Investments	100,369
Realized and Unrealized Gain on Investments	45,065

Net Increase in Net Assets Resulting from Operations	$ 51,947

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the
	Ended	Year Ended
	6/30/2009	12/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 6,882	$ 3,962
Realized Loss on Investments	(55,304)	(21,792)
Unrealized Appreciation (Depreciation) on Investments	100,369	(199,830)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,947	(217,660)

Distributions to Shareholders:
Net Investment Income	-	(3,692)
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	(3,692)

Capital Share Transactions (Note 4)	(1,526)	36,817

Total Increase (Decrease) in Net Assets	50,421	(184,535)

Net Assets:
Beginning of Period	966,656	1,151,191

End of Period (Including Undistributed Net Investment Income of $7,152,	$ 1,017,077	$ 966,656
and $270, respectively)

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	6/30/2009		12/31/2008	12/31/2007	12/31/2006	12/31/2005	*

Net Asset Value, at Beginning of Period	$ 8.42		$ 10.37	$ 11.03	$ 10.15	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.06		0.04	0.13	0.14	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	0.38		(1.96)	(0.55)	0.95	0.15
Total from Investment Operations	0.44		(1.92)	(0.42)	1.09	0.17

Distributions:
Net Investment Income	-		(0.03)	(0.12)	(0.14)	(0.02)
Realized Gains	-		-	(0.04)	-	-
Return of Capital	-		-	(0.08)	(0.07)	-
Total from Distributions	-		(0.03)	(0.24)	(0.21)	(0.02)

Net Asset Value, at End of Period	$ 8.86		$ 8.42	$ 10.37	$ 11.03	$ 10.15

Total Return ***	5.23%		(18.49)%	(3.83)%	10.73%	1.73%

Net Assets at End of Period (Thousands)	1,017		$ 967	$ 1,151	$ 967	$ 712

Ratio of Expenses to Average Net Assets
Before Waivers	3.94%	****	2.75%	2.69%	3.22%	11.21%	****
After Waivers	1.40%	****	1.40%	1.40%	1.40%	1.40%	****
Ratio of Net Investment Income to Average Net Assets
After Waivers	1.51%	****	0.33%	1.19%	1.46%	1.68%	****

Portfolio Turnover	14.78%		59.66%	18.09%	5.33%	0.00%

* For the period October 31, 2005 (commencement of investment operations) through December 31, 2005.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized
The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

Security Valuations:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price, except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2 % of the first $10 million in net assets and less than 1.5% of the next $20 million of net assets per year. This expense cap shall remain in effect in perpetuity and can only be terminated by the Fund. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees. A management fee of $4,560 accrued to the Advisor for the six months ended June 30, 2009.  At June 30, 2009, the Fund owed the Advisor $907 for management fees.  The Advisor reimbursed the Fund $11,606 for expenses in excess of 1.40% of the average daily net assets.  The 1.40% expense cap was voluntary on the part of the Advisor.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2009 were $124,110 and $169,170, respectively.

At June 30, 2009 net unrealized depreciation for Federal income tax purposes aggregated $90,603 of which $65,993 related to unrealized appreciation of securities and $156,596 related to unrealized depreciation of securities.  The cost of investments at June 30, 2009 for Federal income tax purposes was $1,089,402 excluding short-term investments.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of June 30, 2009, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,177,624. Transactions in capital stock were as follows for the six months ended June 30, 2009, and the year ended December 31, 2008:

 June 30, 2009              December 31, 2008

Shares      Amount         Shares      Amount

                              --------------------------          -------------------

Shares Sold

   1,642     $ 13,000          3,747     $ 38,125

Shares issued in

Reinvestment of dividends

        ---               ---             438          3,692

Shares Redeemed

 (1,659)     (14,526)           (478)       (5,000)

   --------      ---------          --------       --------

Net Increase (Decrease)

      (17)     $  1,526           3,707     $ 36,817

                ======     ======       ======    ======

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 5. FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

As of December 31, 2008 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                 $      270

            Accumulated net realized losses from investments  $ (21,792)

            Unrealized depreciation                                            $  (190,972)

The Fund has an accumulated loss carryover as of December 31, 2008 of $21,792 which will expire December 31, 2016.

NOTE 6. FAIR VALUE MEASUREMENT

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

      * Level 1 - quoted prices in active markets for identical investments.

      * Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

      * Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of June 30, 2009:

                                    Investments          Other Financial

      Level                       Securities              Instruments *

      -----                         ----------                   -----------

      Level 1                 $998,799                  $       0

      Level 2                              0                           0

      Level 3                              0                           0

                                    ----------               -----------

      Total                    $998,799                  $       0

                                     ======               ======

•

Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

NOTE 7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management believes no adjustments were necessary to the financial statements at adoption.

The Fund adopted Financial Accounting Standards Board Standard No. 157-4 – Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are Not Orderly on June 15, 2009.

At adoption the Fund evaluated the level and activity for the assets and liabilities of the Fund to ascertain that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In May 2009, FASB issued Statement of Financial Standards No. 165, (“SFAS 165”).  SFAS 165 is effective for fiscal years and interim periods ending after June 15, 2009.  SFAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued.  In accordance with the adoption of SFAS No. 165, and in preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through August 17, 2009, the date the financial statements were available to be issued.

Bread & Butter Fund
Expense Illustration
June 30, 2009 (Unaudited)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2009	June 30, 2009	January 1,2009 to June 30,2009

Actual	$1,000.00	$1,052.26	$7.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.00

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age	Position, Term & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald J McDermott Age: 79	Director, Chairman of the Board 1 Year 4 Years	Retired Professor at Essex County College
Frank J Figurski Age: 46	Director 1 Year 4 Years	Network Administrator Celgene Corp.
Theodore J Moskala Age: 45	Director 1 Year 4 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 42	Director, Secretary 1 Year 4 Years	Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

BREAD & BUTTER FUND

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2009 (UNAUDITED)

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Rd. 3rd flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road, Abington, PA 19001

Legal Counsel

The Sourlis Law Firm

The Galleria

2 Bridge Avenue

Red Bank, NJ  07701

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS – Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES – Not applicable.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       Principal Financial Officer

Date 09/02/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President

Date 09/02/2009